Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                                      11/15/05


        Blended Coupon                                              5.1141%


        Excess Protection Level
          3 Month Average   5.89%
          February, 1999   6.08%
          January, 1999   5.78%
          December, 1998   5.83%


        Cash Yield                                  17.82%


        Investor Charge Offs                         5.13%


        Base Rate                                    6.62%


        Over 35 Day Delinquency                      5.38%


        Seller's Interest                            9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,998,619,787.11